CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE ASSET MANAGEMENT

FIXED INCOME FUND

GLOBAL HIGH YIELD FUND

JANUARY 1, 2005  PROSPECTUS



As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Institutional Funds are advised by

Credit Suisse Asset Management, LLC.

     Effective February 21, 2005, the Credit Suisse Institutional High Yield Fund (the "Fund") will change its current 80% investment policy to a policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities of issuers located in at least three countries, which may include the U.S. In addition, the Fund will invest primarily in high-yield, high-risk fixed-income securities (junk bonds) of U.S. and foreign issuers and will seek to allocate risk by investing among a variety of industry sectors and countries. The Fund will combine top-down analysis of currency trends, industry sectors and themes with bottom-up fundamental research. At the same time, the Fund will change its name to the "Credit Suisse Global High Yield Fund."

     Until February 21, 2005, the Fund will have a stated policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities. In addition, the Fund will invest primarily in high-yield high-risk fixed-income securities (junk bonds) and will seek to allocate risk by investing among a variety of industry sectors. The Fund will emphasize top-down analysis of industry sectors and themes. The Fund's other investment policies and strategies as outlined in the Prospectus will remain the same.

                                    CONTENTS

KEY POINTS ..................................................................  4
PERFORMANCE SUMMARY .........................................................  7
   Year-By-Year Total Returns ...............................................  7
   Average Annual Total Returns .............................................  8
INVESTOR EXPENSES ........................................................... 10
THE FUNDS IN DETAIL ......................................................... 11
   The Management Firm ...................................................... 11
   Fund Information Key ..................................................... 11
FIXED INCOME FUND ........................................................... 13
GLOBAL HIGH YIELD FUND ...................................................... 16
MORE ABOUT RISK ............................................................. 19
   Introduction ............................................................. 19
   Types of Investment Risk ................................................. 19
CERTAIN INVESTMENT PRACTICES ................................................ 21
MEET THE MANAGERS ........................................................... 23
ABOUT YOUR ACCOUNT .......................................................... 25
   Share Valuation .......................................................... 25
   Buying and Selling Shares ................................................ 25
   Buying Fund Shares ....................................................... 25
   Selling Fund Shares ...................................................... 27
   Exchanging Fund Shares ................................................... 27
   Other Policies ........................................................... 27
   Account Statements ....................................................... 29
   Distributions ............................................................ 29
   Taxes .................................................................... 29
   Statements and Reports ................................................... 30
OTHER INFORMATION ........................................................... 30
   About the Distributor .................................................... 30
FOR MORE INFORMATION ................................................ back cover

                                   KEY POINTS
                          GOAL AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
FUND/GOAL           PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------
FIXED INCOME FUND   o  Invests at least 80% of its        o  Credit risk
                       net assets, plus any borrowings
High total return      for investment purposes, in        o  Foreign securities
                       fixed-income securities               risk

                                                          o  Interest-rate risk
                    o  Normally maintains a
                       weighted-average portfolio         o  Market risk
                       maturity of 10 years or less
                                                          o  Speculative
                    o  Favors investment-grade               exposure risk
                       securities, but may diversify
                       credit quality in
                       pursuit of its goal
--------------------------------------------------------------------------------

GLOBAL HIGH         o  Invests at least 80% of its        o  Credit risk
YIELD FUND             net assets, plus any borrowings
                       for investment purposes, in        o  Foreign securities
High total return      high-yield fixed-income
                       securities of issuers located      o  Interest-rate risk
                       in at least three countries,
                       which may include the U.S.         o  Market risk

                    o  Invests primarily in high-yield,   o  Speculative
                       high-risk fixed-income securities     exposure risk
                       (junk bonds) of U.S. and foreign
                        issuers

                    o  Typically maintains a
                       weighted-average portfolio
                       maturity of between five and
                       15 years

                    o  Combines top-down analysis of
                       currency trends, industry sectors
                       and themes with bottom-up
                       fundamental research

                    o  Seeks to allocate risk by
                       investing among a variety of
                       industry sectors and countries
--------------------------------------------------------------------------------

o     A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

Both Funds

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

FOREIGN SECURITIES RISK


Both Funds

            Since the funds invest in foreign securities, each carries additional risks that include:


      o CURRENCY RISK. Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part of all of its exposure to various foreign currencies, it is not required to do so.

      o INFORMATION RISK. Key information about an issuer, security or market may be inaccurate or unavailable.

      o POLITICAL RISK. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

Both Funds

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

Both Funds

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risks of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECULATIVE EXPOSURE RISK


Both Funds

      To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

o     INVESTOR PROFILE

THE FUNDS ARE DESIGNED FOR INVESTORS WHO:

      o are seeking investment income

      o want to diversify their portfolios with fixed-income funds

      o are willing to accept risk and volatility

THEY MAY NOT BE APPROPRIATE IF YOU:

      o are investing for maximum return over a long time horizon

      o require stability of your principal


Because the Global High Yield Fund involves a higher level of risk, you should consider it only for the aggressive portion of your portfolio. The Global High Yield Fund may not be appropriate for everyone.


You should base your selection of a fund on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS*

------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED 12/31:                     1994    1995    1996    1997     1998    1999    2000    2001     2002    2003
------------------------------------------------------------------------------------------------------------------------
  FIXED INCOME FUND
   Best quarter: 6.28% (Q2 95)                 18.25%   5.42%   9.66%    7.38%   1.11%   8.66%   8.02%    1.77%   6.76%
   Worst quarter:  -1.35% (Q2 02)
   Inception date: 3/31/94
   Total return for the period 1/1/04 - 9/30/04: 3.71% (not annualized)
------------------------------------------------------------------------------------------------------------------------
  GLOBAL HIGH YIELD FUND
   Best quarter: 9.43% (Q2 95)         -7.96%  16.20%   12.73%  14.85%   -1.28%  4.49%   -8.03%  0.89%    -2.89%  24.13%
   Worst quarter:  -7.02 (Q1 94)
   Inception date: 2/26/93
   Total return for the period 1/1/04 - 9/30/04: 9.67% (not annualized)
------------------------------------------------------------------------------------------------------------------------


* The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.

                        AVERAGE ANNUAL TOTAL RETURNS(1)

-----------------------------------------------------------------------------------------------------------------------
                                              ONE YEAR         FIVE YEARS        TEN YEARS       LIFE OF     INCEPTION
  PERIOD ENDED 12/31/03:                        2003           1999-2003         1994-2003         FUND        DATE
-----------------------------------------------------------------------------------------------------------------------
  FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES                           6.76%              5.21%           N/A             6.58%      3/31/94
-----------------------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                                5.00%              2.59%           N/A             3.83%
-----------------------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES                               4.39%              2.81%           N/A             3.90%
-----------------------------------------------------------------------------------------------------------------------
  LEHMAN BROTHERS
   AGGREGATE BOND INDEX(2)
   (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES OR
   TAXES)                                       4.11%              6.62%           N/A             7.36%
-----------------------------------------------------------------------------------------------------------------------
  GLOBAL HIGH YIELD FUND
-----------------------------------------------------------------------------------------------------------------------
  RETURN BEFORE TAXES                          24.13%              3.17%            4.80%          6.35%      2/26/93
-----------------------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                               17.35%             -1.43%            0.73%          2.36%
-----------------------------------------------------------------------------------------------------------------------
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES                              15.53%             -0.17%            1.53%          2.94%
-----------------------------------------------------------------------------------------------------------------------
  CITIGROUP HIGH YIELD
   MARKET INDEX(3) (REFLECTS
   NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                          30.61%              5.41%            7.98%          7.22%
-----------------------------------------------------------------------------------------------------------------------
  MERRILL LYNCH GLOBAL
   HIGH YIELD INDEX(4)
   (REFLECTS NO DEDUCTION
   FOR FEES, EXPENSES
   OR TAXES)                                   28.20%              4.79%           N/A            N/A
-----------------------------------------------------------------------------------------------------------------------


(1) The total returns shown include the total returns of each fund's predecessor, the Institutional Shares of the corresponding investment portfolio of The RBB Fund, Inc.


(2) The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, the Standard & Poor's Division of The McGraw-Hill Companies, Inc. or Fitch Investors' Service.

(3) The Citigroup High Yield Market Index is a broad-based, unmanaged index of high yield securities.

(4) The Merrill Lynch Global High Yield Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. Index performance began on December 31, 1997.

                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended August 31, 2004.

--------------------------------------------------------------------------------
                                                           FIXED        GLOBAL
                                                          INCOME      HIGH YIELD
                                                           FUND          FUND
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
  Sales charge (load) on purchases                         NONE          NONE
--------------------------------------------------------------------------------
  Deferred sales charge (load)                             NONE          NONE
--------------------------------------------------------------------------------
  Sales charge (load) on reinvested distributions          NONE          NONE
--------------------------------------------------------------------------------
  Redemption fees                                          NONE          NONE
--------------------------------------------------------------------------------
  Exchange fees                                            NONE          NONE
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
  Management fee                                            .38%           .70%
--------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                      NONE           NONE
--------------------------------------------------------------------------------
  Other expenses                                            .24%           .95%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                     .62%          1.65%
--------------------------------------------------------------------------------

*     Estimated fees and expenses for the 2005 fiscal year are shown below.
      Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


                                                            FIXED       GLOBAL
                                                           INCOME     HIGH YIELD
EXPENSES AFTER WAIVERS AND REIMBURSEMENTS                   FUND         FUND
                                                           ------       ------
  Management fee                                            .21%            0%
  Distribution and service (12b-1) fee                      NONE          NONE
  Other expenses                                            .24%          .70%
                                                           ------       ------
  NET ANNUAL FUND OPERATING EXPENSES                        .45%          .70%


                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                           ONE YEAR    THREE YEARS     FIVE YEARS      10 YEARS
--------------------------------------------------------------------------------
  FIXED INCOME FUND           $63          $199           $346            $774
--------------------------------------------------------------------------------
  GLOBAL HIGH YIELD FUND     $168          $520           $897          $1,955
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

o     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

o As of September 30, 2004, Credit Suisse Asset Management companies managed approximately $27.5 billion in the U.S. and $308.2 billion globally

o Credit Suisse Asset Management has offices in 15 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxemburg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


      For the 2004 fiscal year, Fixed Income Fund and Global High Yield Fund paid CSAM .21% and 0%, respectively, of their average net assets for advisory services.


o     FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

      FINANCIAL HIGHLIGHTS

      A table showing each fund's audited financial performance for up to five years.

      o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

      o PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

                                FIXED INCOME FUND

o     GOAL AND STRATEGIES

      The Fixed Income Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities.

      Under normal market conditions:

      o at least 65% of the fund's fixed-income securities will be investment grade

      o the fund will maintain a weighted-average maturity of 10 years or less

o     PORTFOLIO INVESTMENTS

      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

      o     corporate bonds, debentures and notes

      o     convertible debt securities

      o     preferred stocks

      o     government securities

      o     municipal securities

      o     mortgage-backed securities

      o     repurchase agreements involving portfolio securities

      The fund may invest:


      o without limit in U.S. dollar-denominated, investment-grade foreign securities


      o     up to 35% of assets in non-dollar-denominated foreign securities

      o     up to 35% of assets in emerging markets debt securities

      o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of such pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the Statement of Additional Information (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The Board may change the fund's investment objective without shareholder approval.

o     RISK FACTORS

      This fund's principal risk factors are:

      o     credit risk

      o     foreign securities risk

      o     interest-rate risk

      o     market risk

      o     speculative exposure risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that it invests in certain securities, the fund may be affected by additional risks:


      o mortgage-backed securities: extension, prepayment risks and other risks


      o start-up and other small companies: information, market and other risks

      o emerging markets debt securities: currency, information, political and other risks

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

o     PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the Fund. The team currently consists of Kevin D. Barry, Michael Buchanan, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch. You can find out more about them in "Meet the Managers."

o     FINANCIAL HIGHLIGHTS


      The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED                                            8/04         8/03         8/02(1)        8/01          8/00
                                                     ---------    ----------    ---------    ----------    ----------
PER SHARE DATA
Net asset value, beginning of year                   $   14.27    $    14.12    $   15.79    $   14.95     $    15.01
                                                     ---------    ----------    ---------    ----------    ----------
   Investment Operations:
    Net investment income                                 0.50          0.67         0.83          1.02          0.94
    Net gain (loss) on investments and
      futures contracts, options written,
      swap contracts and foreign currency
      related items (both realized
      and unrealized)                                     0.46          0.35        (1.27)         0.85         (0.01)
                                                     ---------    ----------    ---------    ----------    ----------
    Total from investment operations                      0.96          1.02        (0.44)         1.87          0.93
                                                     ---------    ----------    ---------    ----------    ----------
   Less Dividends and Distributions:
    Dividends from net investment income                 (0.63)        (0.87)       (0.83)        (1.03)        (0.97)
    Distributions from net realized gains                   --            --        (0.40)           --         (0.02)
                                                     ---------    ----------    ---------    ----------    ----------
    Total dividends and distributions                    (0.63)        (0.87)       (1.23)        (1.03)        (0.99)
                                                     ---------    ----------    ---------    ----------    ----------
Net asset value, end of year                         $   14.60    $    14.27    $   14.12    $    15.79    $    14.95
                                                     =========    ==========    =========    ==========    ==========
Total Return(2)                                           6.86%         7.40%       (2.92)%       13.02%         6.43%
Ratios/supplemental data:
   Net assets, end of year (000s omitted)            $ 129,692    $  141,240    $ 275,863    $  532,627    $  440,345
   Ratio of expenses to average net assets(3)             0.45%         0.45%        0.45%         0.45%         0.45%
   Ratio of net investment income to
    average net assets                                    3.43%         4.18%        5.41%         6.71%         6.51%
   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                  0.17%         0.14%        0.05%         0.06%         0.11%
   Portfolio turnover rate                                 375%          519%         526%          449%          520%

(1) As required, effective September 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 5.37% to 5.41%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended August 31, 2004, 2003, 2002, 2001 and 2000, there was no effect on the net operating expense ratio because of transfer agent credits.

                             GLOBAL HIGH YIELD FUND


o     GOAL AND STRATEGIES


      The Global High Yield Fund seeks high total return. To pursue this goal, it invests primarily in fixed-income securities of U.S. and foreign issuers rated below investment grade by primary ratings services such as the Standard & Poor's Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service. These high-yield, higher-risk securities are commonly known as "junk bonds."


      In choosing investments for the fund, the portfolio managers:


      o combine top-down analysis of currency trends, industry sectors and themes to determine which currencies and sectors may benefit from current and future economic changes, along with bottom-up fundamental credit research

      o seek to allocate risk by investing among a variety of industry sectors and countries


      o look at the financial condition of the issuers (including debt/equity ratios), as well as features of the securities themselves

o     PORTFOLIO INVESTMENTS


      Under normal market conditions, this fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities of issuers located in at least three countries, which may include the U.S.


      The fund may invest:

      o without limit in bonds rated below investment grade and their unrated equivalents


      o up to 40% of assets in securities of issuers located in any single foreign country

      o up to 25% of assets in the securities of any one foreign government, its agencies, instrumentalities or political sub-divisions

      o     up to 10% of assets in emerging markets

      o up to 20% of its net assets in equity and equity-related securities, including preferred stocks, securities convertible into equity securities, warrants, rights and options

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of such pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The Board may change the fund's investment objective without shareholder approval.

o     RISK FACTORS

      This fund's principal risk factors are:

      o     credit risk


      o     foreign securities risk


      o     interest-rate risk

      o     market risk


      o     speculative exposure risk


      The value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. You should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated. Like equity markets, markets in lower rated bonds may react strongly to adverse news about an issuer or the economy, or to the expectation of adverse news.

      Bonds rated below investment grade generally provide higher yields than higher-rated debt securities of similar maturity, but are subject to greater credit, liquidity and valuation risks. These risks are defined in "More About Risk."


      Bonds rated below investment grade are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of high-yield, high-risk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of payments owed to it. Because investing in bonds rated below investment grade involves greater investment risk, achieving the fund's investment objective will depend more on the portfolio managers' analysis than would be the case if the fund were investing in higher-quality bonds.

      To the extent that the fund invests in foreign securities and securities of start-up and other small companies, it takes on further risks that could hurt its performance. International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


o     PORTFOLIO MANAGEMENT


      The Credit Suisse Global High Yield Team is responsible for the day-to-day management of the fund. The team currently consists of Michael Buchanan, Michael E. Gray and Richard J. Lindquist. You can find out more about them in "Meet the Managers."

o     FINANCIAL HIGHLIGHTS

      The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

PERIOD ENDED                                            8/04         8/03            8/02            8/01          8/00
                                                     ---------    ----------      ---------      ----------    ----------
PER SHARE DATA
Net asset value, beginning of year                   $   10.26    $     9.90      $   11.84      $    14.11    $    15.32
                                                     ---------    ----------      ---------      ----------    ----------
   Investment Operations:
    Net investment income                                 1.01          1.14           1.17            1.40          1.41
    Net gain (loss) on investments (both
      realized and unrealized)                            0.72          0.41          (1.94)          (2.21)        (1.13)
                                                     ---------    ----------      ---------      ----------    ----------
    Total from investment operations                      1.73          1.55          (0.77)          (0.81)         0.28
                                                     ---------    ----------      ---------      ----------    ----------
   Less Dividends:
    Dividends from net investment
      income                                             (1.61)        (1.19)         (1.17)          (1.46)        (1.49)
                                                     ---------    ----------      ---------      ----------    ----------
Net asset value, end of year                         $   10.38    $    10.26      $    9.90      $    11.84    $    14.11
                                                     =========    ==========      =========      ==========    ==========
Total Return(1)                                          18.27%        16.96%         (6.88)%         (5.71)%        1.84%
Ratios and supplemental data:
   Net assets, end of year (000s omitted)            $  32,675    $   26,729      $  86,846      $   98,008    $   94,333
   Ratio of expenses to average net assets(2)             0.70%         0.70%          0.70%           0.70%         0.70%
   Ratio of net investment income to
    average net assets                                    8.74%        10.15%         10.15%(3)       11.06%         9.59%
   Decrease reflected in above operating expense
    ratios due to waivers/reimbursements                  0.95%         0.40%          0.27%           0.30%         0.45%
   Portfolio turnover rate                                  30%           56%            52%             20%           31%

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(2) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended August 31, 2004, 2003, 2002, 2001 and 2000, there was no effect on the net operating expense ratio because of transfer agent credits.

(3) During the year ended August 31, 2002, the Fund experienced an increase in its interest income of 0.67% as a result of additional accretion income not accrued in prior periods. The Fund's net investment income ratio disclosed above excludes the effect of the increase.

                                MORE ABOUT RISK

o     INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

o     TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.


      ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the funds.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.


      o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/   Permitted without limitation; does not indicate actual use

20% BOLD type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

/ /   Permitted, but not expected to be used to a significant extent

--    Not permitted

                                                                                                FIXED          GLOBAL HIGH
                                                                                                INCOME FUND    YIELD FUND
------------------------------------------------------------------------------------------------------------------------------

   INVESTMENT PRACTICE                                                                                   LIMIT
------------------------------------------------------------------------------------------------------------------------------
   BORROWING The borrowing of money from banks to meet redemptions or for other temporary
   or emergency purposes. Speculative exposure risk.                                            33 1/3%        33 1/3%
------------------------------------------------------------------------------------------------------------------------------

   COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would
   in a more geographically diversified fund. Currency, market, political risks.                  /X/            /X/
------------------------------------------------------------------------------------------------------------------------------
   CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)  Correlation, credit, currency, hedged exposure, liquidity, political,
   valuation risks.                                                                               /X/            /X/
------------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access, currency, information,
   liquidity, market, operational, political, valuation risks.                                    35%            10%

------------------------------------------------------------------------------------------------------------------------------
   EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock
   market movements or negative company or industry events. Liquidity, market, valuation risks.   / /            20%
------------------------------------------------------------------------------------------------------------------------------

   FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. Currency,
   information, liquidity, market, political, valuation risks.                                    /X/            /X/

------------------------------------------------------------------------------------------------------------------------------
   FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged
   exposure, interest-rate, market, speculative exposure risks.(2)                                / /            / /
------------------------------------------------------------------------------------------------------------------------------

   INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades
   (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated
   securities of comparable quality. Credit, interest-rate, market risks.                         /X/            / /

------------------------------------------------------------------------------------------------------------------------------
   MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass- through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity,
   prepayment risks.                                                                              /X/            / /
------------------------------------------------------------------------------------------------------------------------------
   MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
   Credit, interest-rate, market, regulatory risks.                                               /X/            / /
------------------------------------------------------------------------------------------------------------------------------

   NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit,
   information, interest-rate, liquidity, market, valuation risks.                                35%            / /

------------------------------------------------------------------------------------------------------------------------------
   OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes.
   An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the reference security or instrument.(1) Correlation,
   credit, hedged exposure, liquidity, market, speculative exposure risks.                        20%            / /
------------------------------------------------------------------------------------------------------------------------------


                                       21


                                                                                                FIXED          GLOBAL HIGH
                                                                                                INCOME FUND    YIELD FUND

------------------------------------------------------------------------------------------------------------------------------
   INVESTMENT PRACTICE                                                                                   LIMIT
------------------------------------------------------------------------------------------------------------------------------
   PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information, liquidity, operational,
   political, valuation risks.                                                                    / /            / /
------------------------------------------------------------------------------------------------------------------------------

   REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interests. Credit, liquidity,
   interest-rate, market risks.                                                                   / /            / /

------------------------------------------------------------------------------------------------------------------------------
   RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those
   not actively traded. May include private placements. Liquidity, market, valuation risks.       15%            15%
------------------------------------------------------------------------------------------------------------------------------
   SECURITIES LENDING Lending portfolio securities to financial institutions; A fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity,
   market, operational risks.                                                                     33 1/3%        33 1/3%
------------------------------------------------------------------------------------------------------------------------------
   SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If a fund were to take short positions in stocks that increase in value, then it would be likely to underperform similar
   mutual funds that do not take short positions. Liquidity, market, speculative exposure risks.  / /            / /
------------------------------------------------------------------------------------------------------------------------------
   SHORT SALES "AGAINST THE BOX" A short sale when a fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity, market, speculative
   exposure risks.                                                                                / /            / /
------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital
   gains distributions could raise shareholders' income tax liability.                            /X/            / /
------------------------------------------------------------------------------------------------------------------------------

   START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information,
   liquidity, market, valuation risks.                                                            5%             5%
------------------------------------------------------------------------------------------------------------------------------
   STRUCTURED INSTRUMENTS Structured notes, swaps and other instruments that allow a fund to gain access to the performance of a referenced asset (such as an index or selected stocks)
   that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure,
   valuation risks.                                                                               / /            / /

------------------------------------------------------------------------------------------------------------------------------
   TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes.
   Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and
   might prevent the fund from achieving its goal.                                                / /            / /
------------------------------------------------------------------------------------------------------------------------------

   WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity,
   market, speculative exposure risks.                                                            / /            / /

------------------------------------------------------------------------------------------------------------------------------
   WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market,
   speculative exposure risks.                                                                    20%            25%
------------------------------------------------------------------------------------------------------------------------------

   ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value. Interest-rate,
   market risks.                                                                                  5%             5%

------------------------------------------------------------------------------------------------------------------------------


(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

(3) Each fund will limit its investments in asset-backed securities to 25% of total assets.

                                MEET THE MANAGERS

The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the FIXED INCOME FUND. The team currently consists of the following:


KEVIN D. BARRY, CFA, Managing Director, is head of U.S. mortgage-backed and government securities. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.

MICHAEL BUCHANAN, CFA, Managing Director, is head of U.S. credit products. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.


JO ANN CORKRAN, Managing Director, has been a member of the fixed income team since 1997. She joined CSAM that year from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.


SUZANNE E. MORAN, Managing Director, has been a member of the fixed income team since 1995. She joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She had joined CS First Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

DAVID N. FISHER, Director, has been a member of the fixed income team since 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds a B.A. in East Asian history from Princeton University.

CRAIG RUCH, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.

The following individuals are responsible for the day-to-day management of the GLOBAL HIGH YIELD FUND:

MICHAEL BUCHANAN, CFA, Managing Director, is head of U.S. credit products. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

MICHAEL E. GRAY, Managing Director, is global head of credit research. He joined CSAM in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.

RICHARD J. LINDQUIST, CFA and Managing Director, is head of the high yield management team and has been a team member since 1989. He joined CSAM in 1995 as a result of the acquisition of CS First Boston Investment Management, where he had been since 1989. Previously, he managed high yield portfolios at Prudential Insurance Company of America and a high yield mutual fund at T. Rowe Price Associates. Mr. Lindquist holds a B.S. in Finance from Boston College and a M.B.A. in Finance from the University of Chicago Graduate School of Business.

ABOUT YOUR ACCOUNT

o     SHARE VALUATION

   The net asset value of each fund is determined daily as of the close of regular trading (normally 4 PM Eastern Time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before each fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. Each fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

   Each fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that each fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when each fund does not compute its price. This could cause the value of each fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

o     BUYING AND SELLING SHARES

      The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. The funds reserve the right to reject any purchase order.

      The funds have authorized financial-services firms, such as banks, brokers and financial advisors (and other intermediaries that the firms may designate), to accept orders. When an authorized firm or its designee has received your order, it is considered received by a fund and will be priced at the next-computed NAV. An authorized firm or its designee may impose its own deadline for orders in fund shares.

o     BUYING FUND SHARES

INVEST BY WIRE

      Institutional Class shares are generally available only to investors who have entered into an investment management agreement with CSAM. Investors should complete an account application and forward it to Credit Suisse Institutional Shares. After calling a fund to place an order, you may wire funds to:

      State Street Bank and Trust Company
      ABA# 9904-649-2
      Attn: Mutual Funds/Custody Department
      Credit Suisse Institutional Shares
      DDA# 9905-227-6
      F/F/C: [Account Number and Registration]

      You can also purchase shares by mailing a check or Federal Reserve draft to:

      Credit Suisse Institutional Shares
      P.O Box 55030
      Boston, Massachusetts 02205-5030

      or overnight to:

      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Institutional Shares
      66 Brooks Drive
      Braintree, Massachusetts 02184

      Please use either a personal, company or bank check payable in U.S. dollars. Unfortunately, we cannot accept checks that are not pre-printed or checks that are payable to you or another party. These types of checks will be returned to you and your purchase order will not be processed. Federal Reserve drafts are available at national banks and at state Federal Reserve member banks. Please indicate the fund's name on any check or Federal Reserve draft. The account application contains further instructions.


INVEST BY PURCHASES IN KIND


      With CSAM's permission, investors may acquire Institutional Class shares in exchange for portfolio securities. The portfolio securities must:

o     Match the investment objectives and policies of the fund to be purchased

o     Be considered by the fund's adviser to be an appropriate fund investment

o     Be easily valued, liquid and not subject to restrictions on transfer

      You may have to pay administrative or custody costs if you make purchases in kind and the execution of your purchase order may be delayed.

MINIMUM INVESTMENTS

      Minimum investments for Institutional Class shares are the following, including investment by purchases in-kind and by exchange (described below):

      Initial investment                                              $3,000,000
Subsequent investment                                                 $  100,000


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, a fund will not be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


      Clients of CSAM, along with CSAM's affiliates, client officers and certain other related persons, may purchase shares without entering into an investment management agreement with the adviser subject to a minimum initial investment of $100,000 and a minimum subsequent investment of $1,000. The minimum investments may be waived or modified.


      You must maintain an account balance in the fund of at least $500. If your account balance falls below the minimum required to keep it open due to redemptions, or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days notice, the fund may close your account and mail you the proceeds. The minimum account balance amounts may be waived. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

o     SELLING FUND SHARES

SELL FUND SHARES IN WRITING

      You can sell (redeem) your shares on any day the funds are open by writing to Credit Suisse Institutional Shares. The request must be signed by all record owners (exactly as registered) or by an authorized person such as an investment adviser or other agent. Additional documents may be required for redemption by a corporation, partnership, trust, fiduciary, executor or administrator or in certain other cases. If you want to change account information or privileges you must specify this in the redemption request and have all signatures guaranteed. You can obtain a signature guarantee from most banks or securities dealers, but not from a notary public.

REDEMPTION PROCEEDS

      After selling fund shares you will receive the proceeds by either wire or check, mailed within seven days of the redemption. For shares purchased by check, if the fund has not yet collected payment for the shares you are selling it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase.

o     EXCHANGING FUND SHARES

      You may exchange Institutional Class shares for Institutional Class shares in any other Credit Suisse Institutional Fund by writing to Credit Suisse Institutional Shares. You may exchange your shares for Institutional Class shares of other Credit Suisse Institutional Funds only if you meet those Funds' investment minimums. If you are purchasing shares in a new fund by exchange, the new fund account will be registered exactly as the fund account from which you are exchanging.

      Each fund reserves the right to

      o reject any purchase order made by means of an exchange from another fund

      o change or discontinue its exchange privilege after 60 days' notice to current investors

      o temporarily suspend the exchange privilege during unusual market conditions

      If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Institutional Fund will be processed. Your redemption request will be priced at the next computed NAV.

o     OTHER POLICIES

TRANSACTION DETAILS


      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or Federal Reserve draft does not clear.

      If you wire money without first calling the fund to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

FREQUENT PURCHASES AND SALES OF FUND SHARES

     Frequent purchases and redemptions of fund shares present risks to each fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of each fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve each fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to each fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

   Each fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to its policies as described in this prospectus and approved by the board. Each fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within a specified period of time. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on each fund's records.

   Each fund reserves the right to reject or cancel a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, each fund reserves the right to reject or cancel a purchase or exchange order from any investor or intermediary that it has reason to think could be a frequent trader, whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

   Each fund has also adopted fair valuation policies to protect it from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See " About Your Account - Share Valuation."

   There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, each fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than each fund does and have different consequences associated with it.

   Each fund's policies and procedures may be modified or terminated at any time.

SPECIAL SITUATIONS

      Each fund reserves the right to:

      o     charge a wire-redemption fee

      o make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemptions that could hurt fund operations

      o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed, when trading on the NYSE is restricted, or any other time that the SEC permits)

      o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

ACCOUNT CHANGES

      You should update your account records whenever you change your address. You can call 800-222-8977 to change your account information or privileges.

o     ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

      o after every transaction that affects your account balance (except for distribution reinvestments)

      o     after any changes of name or address of the registered owner(s)

      o     otherwise, every quarter

      You will receive annual and semiannual financial reports.

o     DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      Each fund declares and pays dividend distributions quarterly. Each fund typically distributes capital gains annually, usually in December. Each fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

      Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

o     TAXES

      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualifying dividend income" received by a fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The funds do not expect that any significant portion of their dividends will be eligible to be treated as qualified dividend income.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.


      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

o     STATEMENTS AND REPORTS

      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the same fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

     Each fund discloses its portfolio holdings and certain of its statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on each fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of each fund's policies and procedures with respect to disclosure of its portfolio securities is available in each fund's SAI.

                                OTHER INFORMATION

o     ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for:

o     making the funds available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Institutional Class

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements.

                       This page intentionally left blank

                              FOR MORE INFORMATION

      More information about these funds is available free upon request, including the following:

o     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past fiscal year.

o     OTHER INFORMATION


      A current Statement of Additional Information (SAI) which provides more details about the funds is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Institutional Shares to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:
800-222-8977

BY MAIL:
Credit Suisse Institutional Shares
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Institutional Shares
66 Brooks Drive
Braintree, MA 02184


ON THE INTERNET:
www.csam.com/us

SEC FILE NUMBERS:
Credit Suisse Institutional Fixed Income Fund                          811-08917
Credit Suisse Institutional High Yield Fund                            811-08927



                         CREDIT SUISSE ASSET MANAGEMENT

                      P.O BOX 55030, BOSTON, MA 02205-5030
                                  800-222-8977



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSISB-1-0105

                       STATEMENT OF ADDITIONAL INFORMATION


                                 January 1, 2005


                           Institutional Shares of the

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND


                      CREDIT SUISSE GLOBAL HIGH YIELD FUND

                  This combined Statement of Additional Information provides information about Credit Suisse Institutional Fixed Income Fund ("Fixed Income Fund") and Credit Suisse Global High Yield Fund ("Global High Yield Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Institutional Shares of the Funds, dated January 1, 2005, as it may be amended or supplemented from time to time (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus.

                  Each Fund's audited Annual Report dated August 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


                  This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus, Annual Report and information regarding each Fund's current performance may be obtained by writing or telephoning:

                              Institutional Shares
                            CSAM Institutional Shares
                                  P.O. Box 55030
                        Boston, Massachusetts 02205-5030
                                  800-222-8977

     Effective February 21, 2005, the Credit Suisse Institutional High Yield Fund (the "Fund") will change its current 80% investment policy to a policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities of issuers located in at least three countries, which may include the U.S. In addition, the Fund will invest primarily in high-yield, high-risk fixed-income securities (junk bonds) of U.S. and foreign issuers and will seek to allocate risk by investing among a variety of industry sectors and countries. The Fund will combine top-down analysis of currency trends, industry sectors and themes with bottom-up fundamental research. At the same time, the Fund will change its name to the "Credit Suisse Global High Yield Fund."

     Until February 21, 2005, the Fund will have a stated policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield fixed-income securities. In addition, the Fund will invest primarily in high-yield high-risk fixed-income securities (junk bonds) and will seek to allocate risk by investing among a variety of industry sectors. The Fund will emphasize top-down analysis of industry sectors and themes. The Fund's other investment policies and strategies as outlined in the Prospectus will remain the same.



                                    CONTENTS

                                                                                           Page

Investment Objectives and Policies............................................................1
Common Investment Policies -- Both Funds......................................................1
     Temporary Investments....................................................................1
     Repurchase Agreements....................................................................1
     Reverse Repurchase Agreements and Dollar Rolls...........................................2
     Illiquid Securities......................................................................2
         Rule 144A Securities.................................................................3
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.................4
     Lending of Portfolio Securities..........................................................4
     Borrowing................................................................................5
     Securities of Other Investment Companies.................................................5
     Hedging Generally........................................................................5
         Asset Coverage for Forward Contracts, Options, Futures and Options on Futures........6
     Options Generally........................................................................7
         Securities Options...................................................................7
         Securities Index Options............................................................10
     Options on Swaps ("Swaptions")..........................................................10
     Futures Activities......................................................................11
         Futures Contracts...................................................................12
         Options on Futures Contracts........................................................13
     Money Market Mutual Funds...............................................................13
     Currency Exchange Transactions..........................................................13
         Forward Currency Contracts..........................................................14
         Currency Options....................................................................15
         Currency Hedging....................................................................15
     When-Issued Securities, Delayed Delivery Transactions And Forward Commitments...........15
     Stand-By Commitment Agreements..........................................................16
     U.S. Government Securities..............................................................17
     Foreign Investments.....................................................................18
         Foreign Debt Securities.............................................................18
         Foreign Currency Exchange...........................................................18
         Information.........................................................................19
         Political Instability...............................................................19
         Foreign Markets.....................................................................19
         Increased Expenses..................................................................19
         Depository Receipts.................................................................20
         Brady Bonds.........................................................................20
         Emerging Markets....................................................................20
         Sovereign Debt......................................................................21
         Privatizations......................................................................22


                                       i



     Convertible Securities..................................................................22
     Debt Securities.........................................................................22
         Below Investment Grade Securities...................................................23
         Mortgage-Backed Securities..........................................................24
         Asset-Backed Securities.............................................................25
         Loan Participations and Assignments.................................................26
         Structured Notes, Bonds or Debentures...............................................26
         Collateralized Mortgage Obligations.................................................27
         Zero Coupon Securities..............................................................28
     REITs...................................................................................28
     Short Sales.............................................................................29
     Short Sales "Against the Box."..........................................................29
     Section 4(2) Paper......................................................................30
     Rights Offerings and Purchase Warrants..................................................30
     Municipal Obligations...................................................................30
INVESTMENT RESTRICTIONS......................................................................31
PORTFOLIO VALUATION..........................................................................34
PORTFOLIO TRANSACTIONS.......................................................................35
PORTFOLIO TURNOVER...........................................................................38
MANAGEMENT OF THE FUNDS......................................................................39
Officers and Board of Directors..............................................................39
Ownership in Securities of the Funds and Fund Complex........................................43
Committees and Meetings of Directors.........................................................45
Directors' Total Compensation for Fiscal Year Ended August 31, 2004..........................45
     Investment Advisory Agreements..........................................................46
     Board Approval of Advisory Agreements...................................................48
     Administration Agreements...............................................................51
     Code of Ethics..........................................................................52
     Custodian and Transfer Agent............................................................52
     Organization of the Funds...............................................................53
     Distribution and Shareholder Servicing..................................................54
     Proxy Voting Policies and Procedures....................................................54
     Portfolio Holdings .....................................................................54
EXCHANGE PRIVILEGE...........................................................................55
ADDITIONAL INFORMATION CONCERNING TAXES......................................................55
     The Funds...............................................................................56
     Special Tax Considerations..............................................................57
         Zero Coupon Securities..............................................................58
         Constructive Sales..................................................................58
         Options and Section 1256 Contracts..................................................59
         Swaps...............................................................................59
         Foreign Currency Transactions.......................................................59
         Foreign Taxes.......................................................................60
     Taxation of U.S. Shareholders...........................................................60
         Dividends and Distributions.........................................................60
         Sales of Shares.....................................................................61


                                       ii



         Backup Withholding..................................................................61
         Notices.............................................................................62
         Other Taxation......................................................................62
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL....................................63
MISCELLANEOUS................................................................................64
FINANCIAL STATEMENTS.........................................................................66

APPENDIX A - DESCRIPTION OF RATINGS.........................................................A-1

APPENDIX B - PROXY VOTING POLICY............................................................B-1



                                      iii


                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectus. There are no assurances that the Funds will achieve their investment objectives.


                  The investment objective of the Global High Yield and Fixed Income Funds is to provide high total return. The Global High Yield Fund's Board of Directors may change its investment objective without shareholder approval.

                  The Fixed Income Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities of U.S. issuers. The Global High Yield Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield fixed income securities of issuers located in at least three countries, which may include the U.S. These policies may be changed by the relevant Fund's Board of Directors on 60 days' notice to shareholders.


                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

     Common Investment Policies -- Both Funds


                  TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, each Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC, each Fund's adviser ("CSAM" or the "Adviser"), each Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of United States and foreign issuers. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency;
(c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.


                  REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").


                  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  ILLIQUID SECURITIES. Each Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission ("SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that invest in better-known, larger companies.

                  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of a Fund's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

                  By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

                  BORROWING. Each Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made by the Fixed Income Fund when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the markets do not move are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Funds of hedging transactions will be subject to the Adviser's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Funds may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.


                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. The Funds will comply with guidelines established by the SEC and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by a Fund on securities and indexes, and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  OPTIONS GENERALLY. The Funds may purchase and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid and, in the case of writing options, the value of the underlying obligation.

                  Securities Options. Each Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.


                  Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange (the "NYSE") Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


                  Uncovered Options Transactions. Each Fund may write options that are not covered (so-called "naked options") on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

                  OPTIONS ON SWAPS ("SWAPTIONS"). Each Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The Funds will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the Commodity Futures Trading Commission (the "CFTC") or the SEC.


                  The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

                  As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

                  The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.

                  The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fixed Income Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fixed Income Fund.

                  While the Funds may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund's use of swaptions to reduce risk involves costs and will be subject to CSAM's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that CSAM's judgment in this respect will be correct.


                  FUTURES ACTIVITIES. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a foreign currency, an interest rate-sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


                  These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions as well as for the purpose of increasing total return, which may involve speculation. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization-weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures contracts.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


                  MONEY MARKET MUTUAL FUNDS. Each Fund may invest up to 25% of its assets in securities of money market mutual funds, including those that are affiliated with the Fund or CSAM, when CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.


                  CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

                  Forward Currency Contracts. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. Each Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that a Fund may invest in such transactions for hedging purposes.

                  The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

                  Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.


                  WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued securities and forward commitments will not exceed 20% of the Fixed Income Fund's total assets or 25% of the Global High Yield Fund's net assets. Each Fund uses when-issued purchases and forward commitments only in furtherance of its investment objectives, not for speculative purposes.


                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

                  Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery. A Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements in an amount up to 5% of its net assets.

                  Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

                  Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

                  There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

                  The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments.

                  For the purposes of this investment policy, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.


                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for the Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

                  Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.


                  Information. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.


                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries have been known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.


                  Increased Expenses. The operating expenses of the Funds investing in foreign securities can be expected to be higher than those of investment companies investing exclusively in U.S. securities, since the expenses related to investment in foreign securities, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Depository Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.

                  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value.


                  Privatizations. The Funds may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.


                  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities.


                  DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments." Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.


                  The interest income to be derived may be considered by the Adviser as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.


                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, or if unrated, are determined by the Adviser to be of comparable quality. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

                  Below Investment Grade Securities. The Funds may invest in below investment grade securities. The Global High Yield Fund may invest without limit in bonds rated below investment grades and unrated securities deemed by the Adviser to be of equivalent quality.


                  Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                  Below investment grade securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


                  Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities but Global High Yield Fund may invest in mortgage-backed securities only to a limited extent. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayment on a pool of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and CMOs may be less marketable than other securities.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


                  Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and each Fund will therefore not purchase any asset-backed securities which would cause 25% or more of its net assets at the time of purchase to be invested in asset-backed securities.


                  Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

                  Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Each Fund will not invest more than 5% of its net assets in Loan Participations and Assignments.

                  Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.


                  Collateralized Mortgage Obligations. The Funds may purchase CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

                  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs.


                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.


                  Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying Mortgage Assets. If the Mortgage Assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying Mortgage Assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.


                  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other

CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

                  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.


                  Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.


                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends a Fund must pay each year and, in order to generate cash necessary to pay such dividends, a Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes."


                  REITS. The Funds may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). When the Funds invest in a REIT, they will indirectly bear their proportionate share of any expenses paid by the REIT in addition to the expenses of the Funds.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  SHORT SALES. Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 5% of each Fund's total assets.

                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.


                  Each Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                  SHORT SALES "AGAINST THE BOX."   In a short sale, a Fund
sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the rights to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund, for example, to lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

                  A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to a Fund of effecting short sales against the box.


                  Each Fund will not invest more than 5% of its net assets in short sales against the box.


                  SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds, which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix A for a list of commercial paper ratings.

                  RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price if, for instance, there is no movement in the level of the underlying security.


                  MUNICIPAL OBLIGATIONS. Each Fund may invest to a limited extent in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.


                  Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.


                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. See Appendix A for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, the Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

                             INVESTMENT RESTRICTIONS

                  The following investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

                  If a percentage restriction (other than the percentage limitation set forth in No. 1 for each Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                  The Fixed Income Fund may not:


                         1. Borrow money, except from banks, and only if after
such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

                         2. Issue any senior securities, except as permitted
under the 1940 Act;

                         3. Act as an underwriter of securities within the
meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                         4. Purchase or sell real estate (including real estate
limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

                         5. Purchase or sell commodities or commodity contracts,
except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                         6. Make loans, except through loans of portfolio
instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

                         7. Purchase any securities, which would cause 25% or
more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

                  For purposes of Fundamental Restriction No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Fundamental Restriction No. 2.

                  The Global High Yield Fund may not:


                  1. Borrow money, except to the extent permitted under the 1940 Act;

                  2. Issue any senior securities, except as permitted under the 1940 Act;

                  3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                  4. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

                  5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

                  6. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act; and

                  7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


                  Neither collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Fundamental Restriction No. 2.


                  In addition to the fundamental investment limitations specified above, each Fund may not:


                         1. Make investments for the purpose of exercising
control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

                         2. Purchase securities on margin, except for short-term
credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

                         3. Purchase or sell interests in mineral leases, oil,
gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.


                  The policies set forth above are not fundamental and thus may be changed by a Fund's Board of Directors without a vote of the shareholders.

                  Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Fund in valuing its assets.

                  Equity securities listed on an exchange or traded in an OTC market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


                  Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to Funds). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Funds). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Funds).


                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will be reflected in a Fund's calculation of net asset value if the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.


                             PORTFOLIO TRANSACTIONS


                  The Adviser is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after-market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

                  In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions.

                  For the fiscal year ended August 31, 2004, the Fixed Income Fund and the Global High Yield Fund did not direct brokerage transactions for research services.


                  All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.


                  Transactions for each Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.


                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

                  For the past three fiscal years ended August 31, the Funds paid brokerage commissions as follows:


AUGUST 31, 2004

      Fund                                      Brokerage Commissions
      ----                                      ---------------------
      Fixed Income                                  $29,808
      High Yield                                       $447



AUGUST 31, 2003

      Fund                                      Brokerage Commissions
      ----                                      ---------------------
      Fixed Income                                  $49,621
      High Yield                                       $616


AUGUST 31, 2002

      Fund                                      Brokerage Commissions
      ----                                      ---------------------
      Fixed Income                                 $101,882
      High Yield                                     $1,516





                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, or any other affiliated person of such companies except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with which the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  As of August 31, 2004, the Funds held the following securities of their regular brokers or dealers:


---------------------- ------------------------------------------------------- ---------------------------------------
Fund                   Name of Securities                                      Aggregate Value
---------------------- ------------------------------------------------------- ---------------------------------------

Fixed Income           State Street Bank and Trust Company Euro  Time Deposit  $1,869,000
---------------------- ------------------------------------------------------- ---------------------------------------
                       Wachovia Corp, Global Subordinated Notes                $461,328
---------------------- ------------------------------------------------------- ---------------------------------------
                       Bank of America Corp. Global Notes                      $461,928
---------------------- ------------------------------------------------------- ---------------------------------------
                       Goldman Sachs Group, Global Notes                       $423,838
---------------------- ------------------------------------------------------- ---------------------------------------
                       Bear Stearns Commercial Mortgage Securities             $1,294,104
---------------------- ------------------------------------------------------- ---------------------------------------
                       Merrill Lynch & Company, Inc.                           $600,787
---------------------- ------------------------------------------------------- ---------------------------------------
                       Lehman Brothers Holdings, Inc.                          $490,452
---------------------- ------------------------------------------------------- ---------------------------------------
Global High Yield      State Street Bank and Trust Company Euro Time Deposit   $4,896,000
---------------------- ------------------------------------------------------- ---------------------------------------


                               PORTFOLIO TURNOVER

                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


                  Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.


                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.

                  For the fiscal years ended August 31, 2004 and August 31, 2003, the Funds' portfolio turnover rates were as follows:


---------------------------------------- -------------------------------------- --------------------------------------
FUND                                     2004                                   2003
---------------------------------------- -------------------------------------- --------------------------------------

Fixed Income                             375%                                   519%
---------------------------------------- -------------------------------------- --------------------------------------
Global High Yield                        30%                                    56%
---------------------------------------- -------------------------------------- --------------------------------------


                             MANAGEMENT OF THE FUNDS

         Officers and Board of Directors


                  The business and affairs of each Fund are managed by its Board in accordance with the laws of the State of Maryland. The directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.


                  The names and birth dates of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office 1 and  Principal               Complex       Directorships
                                    Position(s)      Length of     Occupation(s) During    Overseen by   Held by
Name, Address and Age               Held with Fund   Time Served   Past Five Years         Director      Director
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------

INDEPENDENT DIRECTORS

----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
Richard H. Francis                  Director,        Since 1999    Currently retired       42            None
c/o Credit Suisse Asset             Nominating and
Management, LLC                     Audit Committee
466 Lexington Avenue                Member
New York, New York 10017-3140
Date of Birth:  4/23/32
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
Jeffrey E. Garten                   Director,        Since 1998    Dean of Yale School of  41            Director of
Box 208200                          Nominating and                 Management and William                Aetna, Inc.
New Haven, Connecticut  06520-8200  Audit Committee                S. Beinecke Professor                 (insurance
Date of Birth:  10/29/46            Member                         in the Practice of                    company);
                                                                   International Trade                   Director of
                                                                   and Finance from                      Calpine
                                                                   November 1995 to                      Corporation
                                                                   present                               (energy
                                                                                                         provider);
                                                                                                         Director of
                                                                                                         CarMax Group
                                                                                                         (used car
                                                                                                         dealers)
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
Peter F. Krogh                      Director,        Since 2001    Dean Emeritus and       41            Director of
301 ICC                             Nominating and                 Distinguished                         Carlisle
Georgetown University               Audit Committee                Professor of                          Companies
Washington, DC 20057                Member                         International Affairs                 Incorporated
Date of Birth:  2/11/37                                            at the Edmund A. Walsh                (diversified
                                                                   School of Foreign                     manufacturing
                                                                   Service, Georgetown                   company)
                                                                   University from June
                                                                   1995 to present
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
James S. Pasman, Jr.                Director,        Since 1999    Currently retired       43            Director of
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------

-----------------------
1    Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                       40


----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office 1 and  Principal               Complex       Directorships
                                    Position(s)      Length of     Occupation(s) During    Overseen by   Held by
Name, Address and Age               Held with Fund   Time Served   Past Five Years         Director      Director
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
c/o Credit Suisse Asset             Nominating and                                                       Education
Management, LLC                     Audit Committee                                                      Management Corp.
466 Lexington Avenue                Member
New York, New York
10017-3140
Date of Birth:  12/20/30
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
Steven N. Rappaport                 Director,        Since 1999    Partner of Lehigh       43            Director of
Lehigh Court LLC                    Nominating                     Court, LLC and RZ                     Presstek, Inc.
40 East 52nd Street                 Committee                      Capital (private                      (digital
New York, New York 10022            Member and                     investment firms) from                imaging
Date of Birth:  7/10/48             Audit                          July 2002 to present;                 technologies
                                    Committee                      Transition Adviser to                 company);
                                    Chairman                       SunGard Securities                    Director of
                                                                   Finance, Inc. from                    Wood Resources,
                                                                   February 2002 to July                 LLC (plywood
                                                                   2002; President of                    manufacturing
                                                                   SunGard Securities                    company)
                                                                   Finance, Inc. from
                                                                   2001 to February 2002;
                                                                   President of Loanet,
                                                                   Inc. (on-line
                                                                   accounting service)
                                                                   from 1997 to 2001
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
INTERESTED DIRECTORS
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
Michael E. Kenneally2               Chairman and     Since 2004    Chairman and Global     49            None
Credit Suisse Asset Management, LLC Chief Executive                Chief Executive
466 Lexington Avenue                Officer                        Officer of CSAM since
New York, New York                                                 2003; Chairman and
10017-3140                                                         Chief Investment
                                                                   Officer of Banc of
Date of Birth:  03/30/54
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------

-------------------------

2 Mr. Kenneally is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.


                                       41


----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office 1 and  Principal               Complex       Directorships
                                    Position(s)      Length of     Occupation(s) During    Overseen by   Held by
Name, Address and Age               Held with Fund   Time Served   Past Five Years         Director      Director
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
                                                                   America Capital
                                                                   Management from 1998
                                                                   to March 2003.
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
William W. Priest, Jr.3             Director         Since 1999    Chief Executive         48            Director of
Epoch Investment Partners, Inc.                                    Officer of J Net                      Globe
667 Madison Avenue                                                 Enterprises, Inc.                     Wireless, LLC
New York, New York 10021                                           (technology holding                   (maritime
Date of Birth:  9/24/41                                            company) since June                   communications
                                                                   2004; Chief Executive                 company);
                                                                   Officer of Epoch                      Director of
                                                                   Investment Partners,                  InfraRed X
                                                                   Inc. since April 2004;                (medical
                                                                   Co-Managing Partner of                device
                                                                   Steinberg Priest &                    company);
                                                                   Sloane Capital                        Director of J
                                                                   Management from 2001                  Net
                                                                   to March 2004;                        Enterprises,
                                                                   Chairman and Managing                 Inc.
                                                                   Director of CSAM from
                                                                   2000 to February 2001,
                                                                   Chief Executive
                                                                   Officer and Managing
                                                                   Director of CSAM from
                                                                   1990 to 2000
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
OFFICERS
----------------------------------- ---------------- ------------- -----------------------
Michael A. Pignataro                Treasurer and    Since 1999     Director and Director
Credit Suisse Asset Management,     Chief Financial                of Fund Administration
LLC                                 Officer                        of CSAM; Associated
466 Lexington Avenue                                               with CSAM since 1984;
----------------------------------- ---------------- ------------- -----------------------

---------------------

3 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).


                                       42


----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
                                                                                           Number of
                                                                                           Portfolios
                                                     Term of                               in Fund       Other
                                                     Office 1 and  Principal               Complex       Directorships
                                    Position(s)      Length of     Occupation(s) During    Overseen by   Held by
Name, Address and Age               Held with Fund   Time Served   Past Five Years         Director      Director
----------------------------------- ---------------- ------------- ----------------------- ------------- ----------------
New York, New York 10017-3140                                      Officer of other
Date of Birth:  11/15/59                                           Credit Suisse Funds
----------------------------------- ---------------- ------------- -----------------------
Ajay Mehra                          Chief Legal      Since 2004    Director and Deputy
Credit Suisse Asset Management,     Officer                        General Counsel of CSAM
LLC                                                                since September 2004;
466 Lexington Avenue                                               Senior Associate of
New York, NY 10017-3140                                            Shearman & Sterling LLP
Date of Birth: 08/14/70                                            from September 2000 to
                                                                   September 2004; Senior
                                                                   Counsel of the SEC
                                                                   Division of Investment
                                                                   Management from June
                                                                   1997 to September 2000;
                                                                   Officer of other Credit
                                                                   Suisse Funds
----------------------------------- ---------------- ------------- -----------------------
J. Kevin Gao                        Vice President   Since 2004    Vice President and
Credit Suisse Asset Management,     and Secretary                  legal counsel of CSAM;
LLC                                                                Associated with CSAM
466 Lexington Avenue                                               since July 2003;
New York, NY  10017-3140                                           Associated with the
Date of Birth:  10/13/67                                           law firm of Willkie
                                                                   Farr & Gallagher LLP
                                                                   from 1998 to 2003;
                                                                   officer of other
                                                                   Credit Suisse Funds
----------------------------------- ---------------- ------------- -----------------------
Robert M. Rizza                     Assistant        Since 2002    Assistant Vice
Credit Suisse Asset Management,     Treasurer                      President of CSAM;
LLC                                                                Associated with CSAM
466 Lexington Avenue                                               since 1998; Officer of
New York, NY 10017-3140                                            other Credit Suisse
Date of Birth:  12/9/65                                            Funds
----------------------------------- ---------------- ------------- -----------------------


         Ownership in Securities of the Funds and Fund Complex


                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity                 Director in Family of Investment
Name of Director                         Securities in the Fund*,4              Companies*,4
---------------------------------------- -------------------------------------- --------------------------------------

INDEPENDENT DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Fixed Income Fund:  A                  E
                                         --------------------------------------
                                          Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Fixed Income Fund:  A                  B
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Fixed Income Fund:  A                  D
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Fixed Income Fund:  A                  D
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Fixed Income Fund:  A                  C
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Michael E. Kenneally                     Fixed Income Fund:  A                  A
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        Fixed Income Fund:  A                  A
                                         --------------------------------------
                                         Global High Yield Fund: A
---------------------------------------- -------------------------------------- --------------------------------------


-------------------

*  Key to Dollar Ranges:
    A.      None
    B.      $1 - $10,000
    C.      $10,000 - $50,000
    D.      $50,000 - $100,000
    E.       Over $100,000
-------------------


4 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

         Committees and Meetings of Directors

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.


                  In accordance with its written charter adopted by the Board, the Audit Committee oversees the scope of each Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls; determines the selection, appointment, retention or termination of each Fund's independent registered public accounting firm, as well as approving the compensation thereof; pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and acts as liaison between the Fund's independent registered public account firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2004.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met four times during the fiscal year ended August 31, 2004.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Mr. Priest and each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

       Directors' Total Compensation for Fiscal Year Ended August 31, 2004


---------------------------------------------------------------------------------------------------------------------
                                                                                             Number of Portfolios in
                              Fixed Income   Global High Yield   All Investment Companies    fund complex overseen by
Name of Director                 Fund              Fund          in the CSAM Fund Complex*           Trustee
---------------------------------------------------------------------------------------------------------------------

William W. Priest**             $1,750            $1,750                 $94,000                           48
---------------------------------------------------------------------------------------------------------------------
Richard H. Francis              $3,000            $3,000                 $73,500                           42
---------------------------------------------------------------------------------------------------------------------


                                       45


---------------------------------------------------------------------------------------------------------------------
                                                                                             Number of Portfolios in
                              Fixed Income   Global High Yield   All Investment Companies    fund complex overseen by
Name of Director                 Fund              Fund          in the CSAM Fund Complex*           Trustee
---------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten               $2,250            $2,250                 $49,500                           41
---------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                  $2,125            $2,125                 $62,500                           41
---------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.            $3,000            $3,000                 $99,000                           43
---------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport             $3,300            $3,300                 $85,975                           43
---------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally*             None              None                    None                           49
---------------------------------------------------------------------------------------------------------------------

* Mr. Kenneally did not receive any compensation from either Fund during the fiscal year ended August 31, 2004.

** Mr. Priest is an "interested person" of the Funds because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from each Fund and other investment companies advised by CSAM for serving as a Director.

                  As of November 15, 2004, Directors and officers as a group, [owned of record less than 1% of each Fund's outstanding Shares.

                  INVESTMENT ADVISORY AGREEMENTS. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and each Fund (each an "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $978 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in more than 69 locations across more than 33 countries on five continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2004, CSAM employed about 2,000 people worldwide and had global assets under management of approximately $308.2 billion, with $27.54 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                  For its services to the Fixed Income and Global High Yield Funds, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .375% and .70% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.


                  For the past three fiscal years ended August 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:


August 31, 2004

---------------------------------- ------------------------------ ----------------------- ----------------------------
              Fund                          Fees Paid                    Waivers                Reimbursements
                                          (After Waivers)
---------------------------------- ------------------------------ ----------------------- ----------------------------
Fixed Income                                 $270,972                       $233,525                $0
---------------------------------- ------------------------------ ----------------------- ----------------------------
High Yield                                         $0                       $179,414           $65,335
---------------------------------- ------------------------------ ----------------------- ----------------------------


August 31, 2003

---------------------------------- ------------------------------ ----------------------- ----------------------------
              Fund                          Fees Paid                    Waivers                Reimbursements
                                          (After Waivers)
---------------------------------- ------------------------------ ----------------------- ----------------------------
Fixed Income                              $   515,455                   $299,383                     0
---------------------------------- ------------------------------ ----------------------- ----------------------------
High Yield                                $   223,489                   $299,045                     0
---------------------------------- ------------------------------ ----------------------- ----------------------------

August 31, 2002

---------------------------------- ------------------------------ ----------------------- ----------------------------
              Fund                          Fees Paid                    Waivers                Reimbursements
                                          (After Waivers)
---------------------------------- ------------------------------ ----------------------- ----------------------------
Fixed Income                                $1,524,721                  $216,189                      0
---------------------------------- ------------------------------ ----------------------- ----------------------------
High Yield                                  $  420,970                  $269,003                      0
---------------------------------- ------------------------------ ----------------------- ----------------------------


                  BOARD APPROVAL OF ADVISORY AGREEMENTS. In approving the Advisory Agreements, the Board of Directors of each Fund, including the Independent Directors, considered the following factors with respect to each
Fund:

                  Investment Advisory Fee Rates

                  The Boards reviewed and considered the contractual advisory fee rates of 0.38% and 0.70% paid by the Fixed Income Fund and the Global High Yield Fund, respectively (each, a "Contractual Advisory Fee") to CSAM in light of the extent and quality of the advisory services provided. The Boards also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for each Fund and considered the actual fee rates after taking waivers and reimbursements into account of 0.21% and 0% for the Fixed Income Fund and Global High Yield Fund, respectively (each, a "Net Advisory Fee"). The Boards acknowledged that the fee waivers and reimbursements could be discontinued at any time.

                  Additionally, the Boards received and considered information comparing each Fund's Contractual Advisory Fee and Net Advisory Fee and each Fund's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by an independent provider of investment company data.

                  Nature, Extent and Quality of the Services under the Advisory Agreements

                  The Boards received and considered information regarding the nature, extent and quality of services provided to each Fund by CSAM under the Advisory Agreements. The Boards also noted information received at regular meetings throughout the year related to the services rendered by CSAM. The Boards reviewed background information about CSAM, including its Form ADV and its record of compliance with the federal securities laws. The Boards considered the background and experience of CSAM's senior management and the expertise of, and the amount of attention given to each Fund by, both junior and senior personnel of CSAM. In addition, the Boards reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Boards also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

                  Fund Performance

                  The Boards received and considered the one-year, five-year and ten-year performance of each Fund, along with comparisons, for all presented periods, both to the Peer Group and the Universe. The Boards were provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

                  The Boards reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Boards had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Boards also reviewed comparisons between each Fund and its identified benchmark over various time periods.

                  CSAM Profitability

                  The Boards received, analyzed and considered a profitability analysis of CSAM based on the fees payable under the Advisory Agreements for each Fund, including any fee waivers or fee caps, as well as other relationships between each Fund on the one hand and CSAM affiliates on the other. The Boards received profitability information for the other funds in the CSAM family of funds.

                  Economies of Scale

                  The Boards considered whether economies of scale in the provision of services to each Fund were being passed along to the shareholders. Accordingly, the Boards considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in each Fund's asset levels.

                  Other Benefits to CSAM

                  The Boards considered other benefits received by CSAM and its affiliates as a result of their relationship with each Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of each Fund, administrative and brokerage relationships with affiliates of CSAM and benefits potentially derived from an increase in CSAM's business as a result of its relationship with each Fund (such as the ability to market to shareholders other financial products offered by CSAM and its affiliates).

                  The Boards considered the standards applied and performance achieved in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to brokerage allocation procedures. The Boards also reviewed CSAM's method for allocating portfolio investment opportunities among each Fund and other advisory clients.

                  Conclusions

                  In selecting CSAM, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board of the relevant fund concluded that:

                  Institutional Fixed Income

                    o the Contractual Advisory Fee and Net Advisory Fee, which were each lower than the median of the Fund's Peer Group, were considered reasonable.

                    o the Fund's one-year performance was stronger than the median of its Peer Group, and while the Fund's three- and five-year performance record was below that of its Peer Group, the improvements in the Fund's recent performance were a positive reflection of the enhanced research and investment changes instituted by CSAM.

                  Global High Yield

                    o although the Contractual Advisory Fee was higher than the median of its Peer Group, the fee was considered reasonable recognizing that CSAM waived its entire fee for the one-year period ended August 31, 2004 and that the actual expense ratio of the Fund was lower than the median of its Peer Group.

                    o the Fund's one-year performance was stronger than the median of its Peer Group and the Fund's three-performance was within a reasonable range of its Peer Group.

                  Both Funds

                    o the Boards were satisfied with the nature and extent of the investment advisory services provided to each Fund by CSAM and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers. The Boards understood that CSAM had or was in the process of addressing any performance issues.

                    o in light of the costs of providing investment management and other services to each Fund and CSAM's ongoing commitment to each Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

                    o CSAM's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to each Fund thereunder.

                    o in light of the relatively small size of each Fund and the amount of the Net Advisory Fees, each Fund's current fee structure (without breakpoints) was considered reasonable.

                  No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.


                  ADMINISTRATION AGREEMENTS. CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

                  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets, except the Funds do not compensate CSAMSI for its services to the Institutional shares under the CSAMSI Co-Administration Agreements.

                  For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 CSAMSI did not receive fees from either Fund under the CSAMSI Co-Administration Agreements.

                  State Street became co-administrator to each Fund on June 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. For the fiscal year ended August 31, 2004, the Fixed Income and Global High Yield Funds paid State Street fees under the State Street Co-Administration Agreement of $109,444 and $48,656, respectively. For the fiscal year ended August 31, 2003, the Fixed Income and Global High Yield Funds paid State Street fees under the State Street Co-Administration Agreement of $179,575 and $99,291, respectively. For the period from June 1, 2002 through August 31, 2002, the Fixed Income and Global High Yield Funds paid State Street fees under the State Street Co-Administration Agreement of $76,670 and $21,729, respectively.

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund prior to June 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets, as follows:


-------------------------------------------------------------------
                           ANNUAL RATE
-------------------------------------------------------------------
     .07% of the first $150 million in assets
-------------------------------------------------------------------
     .06% for the next $150 million
-------------------------------------------------------------------
     .05% for assets in excess of $300 million
-------------------------------------------------------------------


                  For the period from September 1, 2001 through May 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:


FOR THE PERIOD FROM SEPTEMBER 1, 2001 THROUGH MAY 31, 2002


--------------------------------- ------------------------------ ------------------------ ----------------------------
                                            FEES PAID
              FUND                       (AFTER WAIVERS)                 WAIVERS                REIMBURSEMENTS
--------------------------------- ------------------------------ ------------------------ ----------------------------

Fixed Income                                 $216,610                          0                       0
--------------------------------- ------------------------------ ------------------------ ----------------------------
High Yield                                   $ 70,012                          0                       0
--------------------------------- ------------------------------ ------------------------ ----------------------------





         CODE OF ETHICS. Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  Each Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.


                  CUSTODIAN AND TRANSFER AGENT. State Street acts as the custodian for each Fund and also acts as the custodian for each Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Boards concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc. ("BFDS") serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                  ORGANIZATION OF THE FUNDS. Each Fund is a diversified, open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998. On May 11, 2000, the Fixed Income Fund changed its name from "Warburg, Pincus U.S. Core Fixed Income Fund, Inc." to "Credit Suisse Institutional U.S. Core Fixed Income Fund, Inc.", and on July 2, 2001, the Fixed Income Fund further changed its name to "Credit Suisse Institutional Fixed Income Fund, Inc." On December 27, 2000, the High Yield Fund changed its name from "Warburg, Pincus High Yield Fund, Inc." to "Credit Suisse Institutional High Yield Fund, Inc." On or about February 21, 2005, the High Yield Fund will change its name from "Credit Suisse Institutional High Yield Fund, Inc." to "Credit Suisse Global High Yield Fund, Inc."

                  Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, one billion shares are designated Institutional Shares and one billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  The Fixed Income and Global High Yield Funds currently offer only Institutional shares.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions and automatic transactions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam.com/us.

                  DISTRIBUTION AND SHAREHOLDER SERVICING.

                  Distributor. CSAMSI serves as distributor for each Fund's Institutional shares. CSAMSI offers each Fund's Institutional shares on a continuous basis. No compensation is payable to CSAMSI for distribution services for each Fund's Institutional Class. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                  PROXY VOTING POLICIES AND PROCEDURES.

                  Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. Each Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through CSAM's website, www.csam.com/us and (2) on the SEC's website at http://www.sec.gov.

                  PORTFOLIO HOLDINGS.

                  Each Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Fund's policy that no current or potential investor (or their representative), (collectively, the "Investors"), will be provided information on each Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each Fund's policies apply to all of each Fund's service providers that, in the ordinary course of their activities, come into possession of information about each Fund's portfolio holdings.

                  Each Fund's policies and procedures provide that information regarding each Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to each Fund's policies and procedures or (iii) otherwise when the disclosure of such information is determined by each Fund's officers to be in the best interests of fund shareholders. In the event of a conflict of interest between each Fund, on the one hand, and a service provider on the other hand, relating to the possible disclosure of Portfolio-Related Information, each Fund's officers will seek to resolve any conflict of interest in favor of each Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to each Fund's Audit Committee for resolution.

                  Each Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. To the extent practicable, each Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

                  Officers of each Fund and employees of its service providers will not receive compensation in connection with the disclosure of Portfolio-Related Information. However, each Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset each Fund's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by each Fund's administrator/accounting agent.

                  Each Fund's board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

                  Each Fund and CSAM have ongoing arrangements to disclose Portfolio-Related Information to service providers to each Fund that require access to this information to perform their duties to the Fund, such as each Fund's custodian, administrator/accounting agent, independent registered public accounting firm, pricing services, proxy voting services and securities lending agents. Portfolio-Related Information also may be disclosed to certain entities that have a legitimate business purpose in receiving the information prior to public disclosure (e.g., posting on each Fund's website, www.csam.com/us), provided that each Fund or CSAM has entered into an agreement with the outside party to keep such information confidential and to refrain from trading based on the information.

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

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. An Institutional shareholder may exchange Institutional shares of a Fund for Institutional shares of another Credit Suisse Fund at their respective net asset values. If you became an Institutional Class shareholder as a result of conversion of your Common Class shares of a Credit Suisse Fund, you may be able to exchange your Fund shares for Common Class shares of other Credit Suisse Funds. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-222-8977.

                  The Funds reserve the right to refuse exchange purchases at any time and by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                  In its efforts to curb market timing, each Fund may count all accounts under common ownership or control within the Credit Suisse Funds complex together for purposes of determining market timing with respect to any exchange involving the Fund. Transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group for the purposes of this policy and may be rejected in whole or in part by a Fund. Purchase orders or exchange purchases accepted by your financial representative in violation of the excessive trading policy are not deemed accepted by the Fund and may be cancelled by a Fund on the next business day following receipt by your financial representative.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds by U.S. Persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

                  THE FUNDS. Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amount as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,
(b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.


                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


                  SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Zero Coupon Securities. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

                  Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Straddles. The options transactions that a Fund may enter into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time each of the Funds are uncertain which (if any) of these elections they will make.

                  Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the relevant Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

                  Each of the Funds may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not section 1256 contracts.

                  Swaps. As a result of entering into index swaps, a Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

                  Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

                  Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds will not be eligible to elect to treat any foreign taxes it pays as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

        TAXATION OF U.S. SHAREHOLDERS.

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

                  Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Each Fund does not expect that a significant portion of its dividends will be eligible to be treated as qualified dividend income for purposes of taxation at long-term capital gain rates for individuals. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder of such Fund, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital


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

assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding.


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

Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  TAXATION OF NON-U.S. SHAREHOLDERS.

                  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

                  In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a Fund.

                  Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that are paid (i) in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder and bank deposits, reduced by expenses that allocable to such income) and (ii) in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short term capital gain over the Fund's net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute Form).

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO


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CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES
TO THEM OF AN INVESTMENT IN A FUND.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, MD, 21201-2304, serves as the independent registered public accounting firm for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of November 15, 2004, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:


                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2004
---------------------------------      --------------------------------------------------      -----------------

Fixed Income Fund--                    Fidelity Investments Institutional Operations Co,             49.8%
Institutional                          Inc. as Agent for Credit Suisse First Boston
                                       Certain Employee Benefits Plan*
                                       100 Magellan Way
                                       Covington, KY  41015-1999

                                       Fidelity Management Trust Co. TTEE of Retirement              33.09%
                                       for Novartis Corp.*
                                       82 Devonshire Street
                                       Boston, MA  02109-3605

                                       La Salle National Bank TTEE Bell and Howell                   5.03%
                                       Phillipsburg Hourly Pension Plan dated 6/19/1996*
                                       FBO 407536812-749255717
                                       P.O. Box 1443
                                       Chicago, IL  60690-1443

Global High Yield Fund--               Fidelity Investments Institutional Operations Co,             68.99%
Institutional                          Inc. as Agent for Credit Suisse First Boston
                                       Certain Employee Benefits Plan*
                                       100 Magellan Way
                                       Covington, KY  41015-1999

                                       National Financial Services Corp                              10.69%
                                       FBO Customers*
                                       Church Street Station
                                       P.O. Box 3908
                                       New York, NY  10008-3908

                                       Jeffrey A. Geller                                             5.74%
                                       71 Carolyn Place
                                       Chappaqua, NY  10514-2916



                                       64


                                                                                                    PERCENT
                                                                                                  OWNED AS OF
FUND                                   NAME AND ADDRESS                                        NOVEMBER 15, 2004
---------------------------------      --------------------------------------------------      -----------------



* Each Fund believes that these entities are not the beneficial owners of shares held of record by them.


                              FINANCIAL STATEMENTS


                  Each Fund's audited financial report dated August 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual report upon request by calling Credit Suisse Funds at 800-222-8977.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

                                     POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

                             PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

                                    CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

                                     CONSENT

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                  RECORDKEEPING

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     o    a copy of the Policy;

     o    a copy of each proxy statement received on behalf of CSAM clients;


     o    a record of each vote cast on behalf of CSAM clients;

     o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

Operational Items

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating


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         benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure.

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 19, 2004